SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

                  Filed by the Registrant                    [X]
                  Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ]  Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [X]  Definitive Proxy Statement
    [ ]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       ELEPHANT TALK COMMUNICATIONS, INC.
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)

      ---------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

-----------------------------------------------------------------------------

    (1)  Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transactions applies:

-----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:




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



                       ELEPHANT TALK COMMUNICATIONS, INC.
                        438 E. Katella Avenue, Suite 217
                            Orange, California 92867
                               Tel: (714) 288-1570
                               Fax: (714) 288-2045


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               To Be Held on Friday, December 10, 2004 at 11:00 AM



Dear Shareholder:

         You are invited to attend the Annual Meeting of the Shareholders of Elephant Talk Communications, Inc. (the "Company"), which will be held on Friday, December 10, 2004, at 11:00 AM local time at the company's offices located at 8/F, 145-159 Yeung Uk Road, Tsuen Wan, Hong Kong for the following purposes:

1. To elect Five (5) directors to hold office for one-year term and until each of their successors are elected and qualified.

2. To ratify the appointment of Webb & Company as the Company's independent public accountants for the fiscal year ending December 31, 2004.

3.   To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on October 20, 2004 are entitled to notice of, and to vote at, this meeting and any adjournment thereof.



                                             By order of the Board of Directors,


                                             Russelle Choi
                                             Chairman
Orange, California
November 2, 2004














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


                       ELEPHANT TALK COMMUNICATIONS, INC.
                        438 E. Katella Avenue, Suite 217
                            Orange, California 92867



               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     The accompanying proxy is solicited by the Board of Directors of Elephant Talk Communications, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, December 10, 2004 at 11:00 AM local time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This meeting will be held at the company's offices located at 8/F, 145-159 Yeung Uk Road, Tsuen Wan, Hong Kong. The date of this Proxy Statement is November 2, 2004, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.

GENERAL

Annual Report.

     An annual report, filed on form 10-KSB, for the fiscal year ended December 31, 2003 is enclosed with this Proxy Statement.

Voting Securities.

     Only shareholders of record as of the close of business on October 20, 2004 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 56,156,872 shares of Common Stock of the Company, issued and outstanding. Shareholders may vote in person or in proxy. Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. The nominees for director receiving a majority of votes cast at the meeting will be elected.

Solicitation of Proxies

     The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, the Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies

     All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

     In the event that cumulative voting is invoked, a proxy authorizing a vote for management's nominees for directors may be voted cumulatively for less than all of such nominees. If no instructions are given on the executed proxy, the proxy will be voted in favor of the proposals described, but votes may be cumulated for less than all of the nominees for director.

Revocability of Proxies

     Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

     1. Filing a written notice of revocation with our Secretary at our principal executive office located at 438 E. Katella Avenue, Suite 217, Orange, California 92867;

     2. Filing with our Secretary at our principal executive office located at 438 E. Katella Avenue, Suite 217, Orange, California 92867 a properly executed proxy showing a later date; or

     3. Attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

Shareholder Proposals

     Proposals of shareholders intended to be presented at the next Annual Shareholders Meeting must be received by the Company, at its offices at, 438 E. Katella Avenue, Suite 217, Orange, California 92867 not later than December 6, 2004. Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting. Shareholders are also advised to review Elephant Talk Communications, Inc.'s Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.



                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of five (5) authorized directors. The nominees for election are Mr. Russelle Choi, Mr. Pius Lam, Mr. Francis Lim, Mr. Manu Ohri and Mr. James Wang. The management for election at the Annual Meeting of Shareholders has nominated each one of the individuals. If elected, each nominee will serve as a director until the Company's Annual


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

Meeting of Shareholders in 2005, and until his successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the Board of Directors may designate.

     If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the votes.



 Director Name          Age         Position                              Since
 ------------------------------------------------------------------------------

Mr. Russelle Choi       50     President and Chief Executive Officer       2002

Mr. Pius Lam            46     Vice-President and Chief Operating Officer  2002

Mr. Francis Lim         46     Director                                    2003

Mr. Manu Ohri           49     Executive Vice-President of Finance and
                               Chief Financial Officer                     2002

Mr. James Wang          47     Director                                    2003


     Russelle Choi, President and Chief Executive Officer: Mr. Choi is a co-founder of the Elephant Talk Limited, a wholly owned subsidiary of ETCI. Mr. Choi is responsible for the overall strategic direction of ETCI, and is appointed as the President and Chief Executive Officer of the company. Mr. Choi has over 20 years experience in management and leadership in a wide range of industries including media, garment and telecommunication industries in Hong Kong, China and U.S. In 1981, Mr. Choi established "Happy Days Association" which earned him fame and connections in the media and entertainment industry in Hong Kong. Mr. Choi serves as Chairman of WKA Association, a leading association for Thai-style boxing for the South East Asia Region. In 1985, Mr. Choi opened his own garment factory in Canada with branches in Hong Kong and China, before jointly founding Elephant Talk Limited in Hong Kong 1994. Mr. Choi earned his Bachelor's degree in Business Administration from the University of Toronto, Canada.

     Pius Lam, Vice President and Chief Operating Officer: Mr. Lam is a co-founder of Elephant Talk Limited. Mr. Lam is responsible for the company's day to day management and operations. Prior to the establishment of Elephant Talk Limited, Mr. Lam successfully co-founded New Tech Information Systems Limited, an international systems integrator for the hospitality industry, both in US and Hong Kong. From August 1986 to August 1987, Mr. Lam served as a Program Analyst with Omni's Solutions, Inc. Mr. Lam has 16 years experience in the computer and telecommunications industries. Mr. Lam earned a Master's degree in Business Administration with emphasis in Economics and Finance from the State University of New York in 1986 and a Bachelor's degree in Science from State University of Pennsylvania in 1984.



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

     Francis Lim: Mr. Lim has over ten years of experience in market entry, joint ventures formation and mergers and acquisitions in the telecommunications industry covering the full spectrum of services from cellular and paging to fixed line to the Internet. Mr. Lim currently serves as an independent consultant to multinational carriers in establishing and securing international traffic terminations. From April 2000 to March 2003, Mr. Lim served as Regional Director of Business Development at Asia Global Crossing, responsible for establishing the partnerships and securing licenses for landing of East Asia Crossing and the pan-Asia fiber optics sub-sea cable. From April 1994 to March 2000, Mr. Lim served as Regional Managing Director of Business Development at AT&A Asia Pacific Ltd., responsible for executing market entry plans for AT&T into various countries in the Asia Pacific Region. Mr. Lim successfully brought AT&T into the cellular market in India and led all negotiations in establishing the first telecom services joint venture in China. Mr. Lim headed the marketing team of AT&T's leading edge Global Clearinghouse Business, Asia pacific first clearinghouse for the settlement of VoIP minutes. Mr. Lim held variety of sales and marketing positions with Hutchison Telecommunications Ltd. and Xerox. Mr.
Lim earned a bachelor's degree in Chemical Engineering for University of Wisconsin in 1980

     Manu Ohri, Executive Vice President, Finance & Chief Financial Officer: Mr. Ohri currently serves as a Director and Executive Vice President of Finance & Chief Financial Officer for Elephant Talk Communications, Inc. From December 1999 to September 2002, Mr. Ohri served as Director and Executive Vice President & Chief Financial Officer for The Hartcourt Companies, Inc. From June 1999 to November 1999, Mr. Ohri served as the President and Chief Executive Officer of Pego Systems, Inc., an industrial air and gas equipment manufacturer's representative organization, also an affiliate of The Hartcourt Companies, Inc. From January 1997 to March 1999, Mr. Ohri served as Chief Operating Officer and Chief Financial Officer of Dynamic Cooking Systems, Inc., a privately-held manufacturing company. From September 1989 to December 1996, Mr. Ohri served as Chief Financial Officer of Startel Corporation, a NASDAQ company in software development business. Mr. Ohri's multi-faceted experience includes operations, finance as well as administrative functions in the manufacturing, distribution and software development industries. Mr. Ohri is a Certified Public Accountant with over six years experience with Deloitte & Touche, LLP and PriceWaterhouseCoopers, LLP. Mr. Ohri earned his Masters degree in Business Administration from University of Detroit in 1979 and Bachelors degree in Accounting from University of Delhi in India in 1975.

     Mr. James Wang: Mr. Wang has over twenty years of professional experience in all aspects of manufacturing, research & development, sales and corporate management for hi-tech industries including telecommunications, data communications, computer networking and semi-conductor manufacturing. Since June 2001, Mr. Wang has been serving as the President of Marconi Communications China in Beijing, China. Mr. Wang is responsible for all of operations of Marconi China with a target of tripling the revenue in three years and making Marconi a tier 1 vendor in China. From July 1989 to May 2001, Mr. Wang held several positions in Alcatel China, the last being Vice President of Sales and Commercial. Mr. Wang had the overall responsibility of sales and marketing of Alcatel China and undertook a major role in promoting company's image and development of governmental relationships. Mr. Wang held leadership and staff positions at Network Access Corporation, BNR/Nortel and Texas Instruments in Texas. Mr. Wang earned his Doctorate degree in Computer Science from Southern


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

Methodist University (SMU), Dallas, Texas in July 1995. Mr. Wang earned his dual Masters degrees in Computer Science and in Robotics in 1987 and 1983 from SMU and Oklahoma State University, Oklahoma.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      A VOTE IN FAVOR OF EACH NAMED NOMINEE

                             MANAGEMENT INFORMATION

The Board of Directors and its Committees

During the calendar year 2004, the Board held four (4) meetings. Messers. Choi and Lam attended 100% of the meetings and the other present members attended some of the meetings since attaining their directorships.

     The Company has no Compensation or Nominating Committees.

Options Committee

     The Options Committee's function is to review, make recommendations, maintain and implement those option grants of options promulgated by it and approved by the Board of Directors. Directors Choi and Lam comprise the membership of this committee.

Audit Committee

     The Audit Committee's function is to review with the Company's independent public accountants and management, the annual financial statements and independent public accountants' opinion. Its responsibilities include reviewing the scope and results of the examination of the Company's financial statements by the independent public accountants, approving all professional services performed by the independent public accountants and all related fees paid in connection with such services and recommending the retention of the independent public accountants to the board, subject to ratification by the shareholders. Additionally, the Committee periodically reviews the Company's accounting policies, internal accounting and financial controls. The members of the Audit Committee are Messrs. Choi and Ohri. During the calendar year 2004, the Audit Committee held one meeting to ratify the appointment of the Company's independent accountants.

Certain Transactions

     There are no extraordinary transactions required to be reported herein.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 5% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.



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

     Based solely on the Company's review of such forms furnished to the Company and written representation from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 5% shareholders were in compliance.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as of December 31, 2003 with respect to persons known to the Company to be the beneficial owners of more than 5% of its voting securities and with respect to the beneficial ownership of such securities by each director of the Company and by all directors and executive officers of the Company as a group.

------------------  ---------------------------------------  ------------ -----
Title of Class           Name & Address of          Amount and Nature of   Per-
                          Beneficial Owner       Beneficial Ownership (1)  cent
------------------  ---------------------------------------  ------------ -----
Common stock        Man Eagle Limited                        3,996,969     7.5%
                    28/F Emperor Group Centre
                    288 Hennessy Road, Wanchai
                    Hong Kong
------------------  ---------------------------------------  ------------ -----
Common stock        Supreme Luck Management Company Limited  2,703,832     5.2%
                    6/F 24 Des Voeux Road, Central
                    Hong Kong
------------------  ---------------------------------------  ------------ -----
Common stock        Russelle Choi, Director                  3,152,328     6.0%
                    8/F, 145-159 Yeung Uk Road
                    Tsuen Wan, Hong Kong
------------------  ---------------------------------------  ------------ -----
Common stock        Pius Lam, Director                       1,494,381     2.9%
                    8/F, 145-159 Yeung Uk Road
                    Tsuen Wan, Hong Kong
------------------  ---------------------------------------  ------------ -----
Common stock        Theresa Tsoi, Secretary                  1,167,055     2.2%
                    8/F, 145-159 Yeung Uk Road
                    Tsuen Wan, Hong Kong
------------------  ---------------------------------------  ------------ -----
Common stock        Manu Ohri, Director                      785,371       1.5%
                    438 E. Katella Avenue, Suite 217
                    Orange, California 92867
------------------  ---------------------------------------  ------------ -----


------------------  ---------------------------------------  ------------ -----
                    All Officers and Directors as a group    6,599,135    12.7%
------------------  ---------------------------------------  ------------ -----

(1) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of common stock indicated. Beneficial ownership is calculated in accordance with Rule 13-d-3(d) under the Securities Exchange Act of 1934, as amended.




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

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

         The following table sets forth the total compensation earned by or paid to the executive officers greater than $100,000 for the last three fiscal years concerning cash and noncash compensation paid or accrued by the Company to or on behalf of the Company's chief executive officers.

                      ANNUAL COMPENSATION       LONG TERM COMPENSATION
                      =================== =============================
                                                  Awards        Payouts    All
                      =================== ===================== =======   Other
Name and       Year   Salary Bonus Other  Restricted Securities  LTIP    Compen-
Principal              ($)    ($)  Annual   Stock    Underlying Payouts  sation
Position                           Compen-  Awards    Options/    ($)
                                   sation    ($)        SARs               ($)
                                    ($)                 (#)
=================== ======== ===== ====== ========== ========== ======= ========
Russelle Choi, 2003 $120,000  --   20,000    --         --         --      --
Chief Execu-   ---- -------- ----- ------ ---------- ---------- ------- --------
tive Officer   2002    --     --    --       --         --         --      --
and            ---- -------- ----- ------ ---------- ---------- ------- --------
President      2001    --     --    --       --         --         --      --
=================== ======== ===== ====== ========== ========== ======== =======
Bruce D. Stuart,
Chief Exexu-   2001 $100,000  --    --     $20,000      --         --      --
tive Officer   ---- -------- ----- ------ ---------- ---------- ------- --------
and            2000  $70,000  --    --      $2,800      --         --      --
President      ---- -------- ----- ------ ---------- ---------- ------- --------
(1)            1999  $42,500  --    --     $11,000      --         --      --
-------------- ---- -------- ----- ------ ---------- ---------- ------- --------

     The following summary compensation sets forth certain information regarding compensation, required to be paid pursuant to an employment agreement to the person serving as the Company's Chief Executive Officer:

Russelle Choi, Chief Executive Officer: On January 1, 2003, the Company entered into an employment agreement with Mr. Russelle Choi, President and Chief Executive Officer, to provide salary, bonuses, and other fringe benefits through December 31, 2005. Annual base salary payable to Mr. Choi under the agreement was $120,000 per anum in the first year, $132,000 in the second year and $150,000 in the third year. Payments are to be made in equal monthly installments. In the event the Company does not have sufficient cash to pay compensation in cash, Mr. Choi has the option to accept ElephantTalk's restricted common shares for the same amount of compensation. Share price is to be calculated at 50% of the market trading bid price on the first trading day of the month for which the compensation is paid. Mr. Choi agreed to remain as the President and Chief Executive Officer of the company until June 30, 2005.

     There are no employment agreements with the named executive officers other than Mr. Choi that provide for their continuing service. There are no salary, bonus or incentive plans covering cash or company at the present time.

----------------------------
1   Resigned January 4,2002.
                                       9

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Stock Option Plan

     The Company has no Stock Option Agreement currently in place.

Employee Benefit Plan

     The Company adopted an employee benefit plan called "The 2000 Employee Benefit Plan" (the "Plan") on May 30, 2000. Under the Plan, the Company may issue shares or grant options to acquire the Company's common stock, no par value, from time to time to employees of the Company or its subsidiaries. In addition, at the discretion of the Board of Directors, shares may be granted under this Plan to other individuals, including consultants or advisors, who contribute to the success of the Company or its subsidiaries, provided that bona fide services shall be rendered by consultants and advisors and such services must not be in conjunction with the offer or sale of securities in a capital raising transaction. No stock may be issued or options granted under the Plan to consultants, advisors or other persons who directly or indirectly promote or maintain a market for the Company's securities. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified officers and employees capable of assuring the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. The Plan Administrators under the direction of the Board of Directors administers the Plan. A total of four million (4,000,000) common shares may be subject to, or issued pursuant to, benefits granted under the Plan. At any time any stock option is granted under the terms of this Plan, the Company will reserve for issuance the number of shares of Stock subject to suck option until it is exercised or expired. The Plan Administrator shall determine from time to time the terms, conditions and price of the options granted. Options shall not be construed to be stock and cannot be exercised after the expiration of its term.

On January 17, 2001, the Company granted and issued 1,700,000 common shares at a price of $0.005 per share for a total consideration of $8,500. The Company did not grant any options under the Plan as of December 31, 2003. Under the Plan 2,300,000 shares of common stock remain available for grant as of November 2, 2004.


Employment and Change of Control Arrangements

     Mr. Russelle Choi serves as Chairman, pursuant to the terms of an employment agreement entered into in January 2003. Under the terms of the agreement, Mr. Choi will receive an annual base salary of $120,000 in the first year, $132,000 in the second year and $150,000 in the third year. In addition, a performance bonus to Mr. Choi will be determined by the Board of Directors based upon the performance of the Company.

     In the event the Company enters into an agreement which significantly changes the ownership, or an agreement to dispose of the majority of the Company's assets or stock of the company, all amounts, entitlements or benefits in which Mr. Choi is not yet vested will become fully vested and become exercisable as of the date of such agreement.

Compensation of Directors

     Each Director who serves on the Board will receive $5,000 worth of shares of the Company's Restricted Common Stock starting November 1, 2002 for attendance at a minimum of four Board meetings per year.


                                   PROPOSAL 2

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has appointed Webb & Company, P.A., independent accountants, to be our auditors for the fiscal year ended December 31, 2004. The Board of Directors is submitting its selection of independent auditors for ratification by the shareholders at the Annual Meeting. A representative of Webb & Company, P.A. will be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.

     The affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                    RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.




                          TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business, which the Board of Directors intends to present or knows that others will present, is as set forth above. If any other matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.


                                              By Order of the Board of Directors


                                              /s/Russelle Choi
                                              ----------------
November 2, 2004                              Russelle Choi
                                              Chairman

Proxy Card
                       ELEPHANT TALK COMMUNICATIONS, INC.
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
    FRIDAY, DECEMBER 10, 2004 AT 11:00 AM AT THE COMPANY'S OFFICES LOCATED AT
                8/F, 145-159 YEUNG UK ROAD, TSUEN WAN, HONG KONG

     The undersigned hereby appoints Mr. Russelle Choi and Mr. Manu Ohri, and each of them, as proxies for the undersigned, each with full Power of Substitution, to represent the undersigned and to vote all shares of Common Stock of Elephant Talk Communications, Inc. (the "Company") that the undersigned is entitled to vote in the manner indicated on the reverse side hereof, and with discretionary authority as to any matters that may properly come before the Company's Annual Meeting of Shareholders to be held on Friday, December 10, 2004, and at any and all adjournments thereof, as set forth under the heading "Transaction of Other Business" in the accompanying proxy statement. If no other indication is made, at the meeting and at any and all adjournments thereof, the proxy holders will vote for (i) the election of director nominees, and (ii) the ratification of the appointment of the independent auditors.

     IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES. PLEASE MARK YOUR VOTE LIKE THIS. X

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1.  ELECTION OF FIVE DIRECTORS.

   01 Mr. Russelle Choi   02 Mr. Pius Lam   03 Mr. Francis Lim   04 Mr. Manu Ohri   05 Mr. James Wang
   --                     --                --                   --                 --

      [ ] For all the nominees   [ ] Withhold Authority to Vote for All Nominees


TO WITHHOLD AUTHORITY FOR ANY NOMINEE, CHECK THE "FOR" ALL NOMINEES BOX ABOVE AND WRITE THAT NOMINEE'S NAME ON LINE BELOW:



 ------------------------------------------------------------------------------



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.
                [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

     I PLAN TO ATTEND ELEPHANT TALK'S 2004 ANNUAL MEETING OF SHAREHOLDERS.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                                   Dated:_________________________________, 2004



                                   ---------------------------------------------
                                                      Signature


                                   ---------------------------------------------
                                                      Signature

                                   THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES AND SO FORTH, SHOULD GIVE FULL TITLE AS SUCH. IF THE SIGNATORY IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICIAL. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PARTY. IF SHARES ARE HELD IN MULTIPLE NAMES, AT LEAST ONE MUST SIGN AS AN AUTHORIZED PARTY.



























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